EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the filing of the Quarterly Report on Form 10-QSB for the period ended June 30, 2004 as filed with the Securities and Exchange Commission (the "Report") by Electro Energy Inc. (the "Registrant"), I, Martin
G. Klein, Chief Executive Officer of the Registrant, hereby certify that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2.    The information  contained in the Report fairly presents,  in all material
      respects,   the  financial   conditions   and  results  of  operations  of
      Registrant.


                                                  ------------------------------
                                                  Name: Martin G. Klein
                                                  Title: Chief Executive Officer

Dated: August 23, 2004




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